                                                                    EXHIBIT 10.2

                                ESCROW AGREEMENT

     This Escrow Agreement (this "Agreement") is entered into as of April 2,
                                  ---------
2002 by and among WatchGuard Technologies, Inc., a Delaware corporation ("Acquiror"), RapidStream, Inc., a California corporation (the "Company"), Wai
  --------                                                      -------
San Loke, as agent and representative of the shareholders of the Company (the "Shareholder Representative") and Mellon Investor Services LLC, as escrow agent
 --------------------------
(the "Escrow Agent").
      ------------
                                    RECITALS

     A. Acquiror, River Acquisition Corp., a California corporation and wholly owned subsidiary of Acquiror ("Merger Sub"), the Company and, for purposes of
                               ----------
Section 6.16 thereof only, certain management shareholders of the Company have
------------
entered into an Agreement and Plan of Merger dated as of February 6, 2002 (the "Merger Agreement"), as amended as of March 1, 2002, pursuant to which Acquiror
 ----------------
will acquire the Company through the merger of Merger Sub with and into the Company (the "Merger").
              ------

     B. Pursuant to the Merger Agreement, the shareholders of the Company (the "Shareholders") will receive shares of common stock of Acquiror ("Acquiror
 ------------                                                     --------
Common Stock"), a portion of which is to be deposited into the Escrow Fund (as
------------
defined in Section 3(a) of this Agreement). The Merger Agreement provides that
           ------------
the Escrow Fund will secure the indemnification obligations of the Shareholders set forth in Article VIII of the Merger Agreement to Acquiror, the Company, as
             ------------
the surviving corporation in the Merger, and each of their respective officers, directors and affiliates, on the terms and conditions set forth in this Agreement.

     C. The parties desire to establish the terms and conditions pursuant to which the Escrow Fund will be established and maintained and the procedure by which claims for indemnification may be made against the Escrow Fund.

     D. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings given those terms in the Merger Agreement.

                                    AGREEMENT

     In consideration of the terms hereof, the parties hereto agree as follows:


     1.   Consent of Shareholders. By executing the Letter of Transmittal and
          -----------------------
voting in favor of the approval of the Merger Agreement and the Merger, each Shareholder shall be deemed to have (a) agreed to be bound by the indemnification obligations of the Shareholders set forth in Article VIII of the
                                                             ------------
Merger Agreement, (b) consented to the establishment of the Escrow Fund to secure such indemnification obligations and (c) irrevocably authorized and appointed the Shareholder Representative, with full power of substitution and resubstitution, as his, her or its representative and true and lawful attorney-in-fact and agent, to act in his, her or its name, place and stead as contemplated by Article VIII of the Merger Agreement and this Agreement, and to
                ------------
execute in his, her or its name and on his, her or its behalf, this Agreement and any other agreement, certificate, instrument or document to be delivered by the Shareholders in connection with Article VIII of the Merger Agreement, this
                                ------------
Agreement or the Escrow Fund.

     2.   Appointment of Escrow Agent. The Escrow Agent is hereby appointed to
          ---------------------------
act, and the Escrow Agent hereby agrees to act, as escrow agent under this Agreement.

     3.   Escrow and Indemnification.
          --------------------------

          (a)  Escrow Fund. The escrow fund (the "Escrow Fund") shall consist of
               -----------                        -----------
the following:

               (i) that number of shares of Acquiror Common Stock determined by dividing the Escrow Amount by the Base Price (the "Indemnification Escrow
                                                   ----------------------
Shares"), which shares shall be deposited into the Escrow Fund at the Effective
------
Time; and

               (ii) Any additional shares of Acquiror Common Stock or other equity securities that are issued or distributed by Acquiror (including shares issued upon a stock split) with respect to the Indemnification Escrow Shares (the "New Shares," and together with the Indemnification Escrow Shares, the
      ----------
"Escrow Shares") in accordance with Section 1.7.1(d) of the Merger Agreement,
 -------------                      ----------------
which shares shall be deposited into the Escrow Fund as of the date of such issuance or distribution and become part of the Escrow Shares.

Exhibit A to this Agreement sets forth the name of each Shareholder and the
---------
number of Indemnification Escrow Shares to be contributed to the Escrow Fund at the Effective Time on behalf of each such Shareholder pursuant to Section
                                                                  -------
1.7.1(d) of the Merger Agreement. The value of the Indemnification Escrow Shares
--------
contributed by each Shareholder, divided by the aggregate value of the Indemnification Escrow Shares contributed by all Shareholders, each valued in accordance with Section 4(c) of this Agreement, shall be each such Shareholder's
                ------------
"proportionate interest" in the Escrow Shares. Before or concurrent with the execution and delivery of this Agreement, and upon each issuance of New Shares, Acquiror and the Shareholder Representative shall deliver to the Escrow Agent a writing setting forth the number of Escrow Shares deemed to be each Shareholder's proportionate interest. The Escrow Agent shall have no duty to confirm or verify the sufficiency, appropriateness or accuracy of any amount of Escrow Shares deposited with it, or the proportionate interest of any Shareholder in such Escrow Shares, under this Agreement.

          (b)  Pledge. The Escrow Shares shall be beneficially owned by the
               ------
Shareholders and shall be deemed to have been issued to the Shareholders as of the Effective Time (in the case of Indemnification Escrow Shares) or the date of issuance or distribution by Acquiror (in the case of the New Shares). As of the Effective Time (in the case of the Indemnification Escrow Shares) or as of the time of issuance (in the case of any New Shares), the Shareholders shall be deemed to have pledged such Escrow Shares to Acquiror and shall deliver such Escrow Shares to the Escrow Agent, and such Escrow Shares shall be held in book-entry form by the Escrow Agent on Acquiror's behalf in accordance with the terms and conditions of this Agreement. The Company shall deliver to Acquiror appropriate stock powers from the Shareholders endorsed in blank and such documentation as Acquiror or the Escrow Agent may reasonably request to carry out the purposes of this Agreement. So long as any Escrow Shares are held by the Escrow Agent under this Agreement, Acquiror shall have, and the Shareholders shall be deemed to have granted to Acquiror, effective as of the Effective Time (in the case of the Indemnification Escrow Shares) or at the time of issuance (in the case of any New Shares), a perfected, first-priority security interest in such Escrow Shares (subject only to the security interests of the Shareholder Representative and the Escrow Agent, as described in Sections 6 and 8, respectively, of this Agreement), to secure
             ----------     -
payment of amounts payable by the Shareholders with respect to Claims and this Agreement; provided that the Escrow Agent shall have no duty or obligation to
(i) take any action to effect such security interest or (ii) initiate any action to maintain such security interest without the written instructions of Acquiror. The Escrow Fund shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party to this Agreement (except for the security interests of the Shareholder Representative and the Escrow Agent, as provided in this Agreement). The Escrow Agent agrees to accept delivery of and hold the Escrow Shares subject to the terms and conditions of this Agreement. Notwithstanding the foregoing, Acquiror shall not exercise any of its remedies under this Section 3 until the conditions and procedures for the
                           ---------
indemnification of Claims pursuant to Sections 4 and 5 shall have been fully complied with by Acquiror. Any security interest granted in an Escrow Share shall terminate and each Escrow Share shall be released from the pledge to Acquiror simultaneously with the release of such Escrow Share from the Escrow Fund pursuant to Section 5. Acquiror shall execute any documents and instruments reasonably necessary to effect the foregoing release

     4.   Administration of Escrow Fund. The Escrow Agent shall administer the
          -----------------------------
Escrow Fund as follows:

          (a)  Duties of Escrow Agent. The Escrow Agent shall (i) hold and
               ----------------------
safeguard the Escrow Fund during the period beginning on the date of this Agreement and ending on the first anniversary thereof (the "Escrow Period"),
                                                            -------------
(ii) treat the Escrow Fund in accordance with the terms of this Agreement and not as the property of Acquiror and (iii) hold and dispose of the Escrow Fund only in accordance with the terms of this Agreement.

          (b)  Claims for Indemnification.
               --------------------------

               (i) From time to time on or before the last day of the Escrow Period (except as provided in Section 5 of this Agreement), the Acquiror
                              ---------
Indemnified Parties may deliver a Claim Notice with respect to any Claim to the Shareholder Representative and the Escrow Agent, which Claim Notice shall be delivered as promptly as practicable, but in any event: (A) if such Claim relates to the assertion against an Indemnified Party of a Third-Party Claim, within 30 days after the assertion of such Third-Party Claim or (B) if such Claim is not in respect of a Third-Party Claim, within 30 days after the discovery of facts upon which the Claim for indemnification is or could have been based pursuant to Article VIII of the Merger Agreement; provided, however,
                       ------------
that the failure or delay to so notify the Shareholder Representative or the Escrow Agent shall not relieve the Shareholders of any obligation or liability that the Shareholders may have to the Acquiror Indemnified Party, except to the extent that the Shareholder Representative demonstrates that the Shareholders are prejudiced thereby. Notwithstanding the foregoing, Acquiror shall not be required to deliver a Claim Notice to the

Company with respect to the Pending Disputes unless and until Acquiror incurs indemnifiable Losses resulting from a Third-Party Settlement or a Third-Party Decision with respect to such Pending Disputes in which an Acquiror Indemnified Party or the Company, as applicable, is not the prevailing party.

               (ii)  The Claim Notice shall

                     (A) state that (1) an Acquiror Indemnified Party has paid or incurred indemnifiable Losses that, on an aggregate basis with all prior Losses paid or incurred by the Acquiror Indemnified Parties, exceed $480,000 or
(2) an Acquiror Indemnified Party has paid or incurred indemnifiable Losses arising out of or with respect to (x) any inaccuracy or misrepresentation in, or breach of, any representation or warranty contained in Section 2.3
                                                       -----------
(Capitalization) of the Merger Agreement, (y) Excess Payments or (z) the amount, if any, by which the actual Company Expenses exceed the Company Expenses Estimate;

                     (B) specify in reasonable detail the identity of the Acquiror Indemnified Party making the Claim; the amount of each individual Loss included in the aggregate amount of indemnifiable Losses to which the Claim Notice relates (or, if such amount is not ascertainable, the estimated maximum amount of such individual Loss); the date on which each such Loss was paid or incurred; the nature of the breach of representation or warranty or other fact or circumstance resulting in each such indemnifiable Loss; and the number of Escrow Shares requested to be transferred to Acquiror and cancelled in satisfaction of such Claim.

               (iii) The Escrow Agent shall transfer Escrow Shares to Acquiror out of the Escrow Fund with respect to any Claim made by an Acquiror Indemnified Party that has complied with the provisions of this Agreement, if and only if:

                     (A) within 30 calendar days following delivery of the Claim Notice to the Escrow Agent, the Escrow Agent shall have received a written authorization from the Shareholder Representative to transfer such Escrow Shares, which authorization specifies the number of Escrow Shares to be transferred to Acquiror;

                     (B) 30 calendar days shall have elapsed following the delivery of the Claim Notice to the Escrow Agent and the Shareholder Representative shall not have delivered to the Escrow Agent a written statement (a "Dispute Notice") objecting to the Claim made in the Claim Notice, specifying
    --------------
in reasonable detail the basis for the Shareholder Representative's objection to such Claim;

                     (C) a Claim not related to a Third-Party Claim has been resolved pursuant to Section 4(e)(i) of this Agreement and a Settlement
                     ---------------
Memorandum (as defined in Section 4(e)(i)) has been delivered by Acquiror to the
                          ---------------
Escrow Agent;

                     (D) a Claim not related to a Third-Party Claim has been resolved pursuant to Section 4(e)(ii) of this Agreement and a Final Judgment (as
                     ----------------
defined in Section 4(e)(ii)) has been delivered by Acquiror to the Escrow Agent;
           ----------------
or

                     (E) (1) a Claim that is related to a Third-Party Claim has been resolved pursuant to Section 4(b)(iii)(A) or Section 4(e) of this Agreement
                          --------------------    ------------
and (2) such related Third-Party Claim has been resolved by a Third-Party Decision or Third-Party Settlement. For purposes of this subsection, a "Third-Party Decision" means a decision, order, judgment or decree with respect
 --------------------
to a Third-Party Claim of an arbitrator or court having jurisdiction that either is not subject to appeal or as to which notice of appeal has not been timely filed or served. For purposes of this subsection, a "Third-Party Settlement"
                                                     ----------------------
means a settlement agreement with respect to a Third-Party Claim entered into in accordance with Section 8.5 of the Merger Agreement. The number of Escrow Shares
                -----------
to be transferred to Acquiror out of the Escrow Fund and cancelled by Acquiror pursuant to clauses (C) and (D) and this clause (E) of this Section 4(b)(iii)
                                                            -----------------
shall be set forth on the applicable Claim Notice unless such number of shares has been adjusted in accordance with the express terms of the Settlement Memorandum, Final Judgment, Third-Party Decision or Third-Party Settlement, as the case may be. Upon receipt of Escrow Shares pursuant to this Section
                                                                -------
4(b)(iii), Acquiror shall cancel such shares.
---------

               (c)   Valuation of Escrow Shares. For the purposes of determining
                     --------------------------
the number of Escrow Shares to be transferred to Acquiror out of the Escrow Fund and cancelled by Acquiror pursuant to subsection (b) of this Section 4, the
                                                             ---------
Escrow Shares shall be valued according to the Base Price. The Escrow Agent shall have no duty or obligation to make any determination regarding the value of the Escrow Shares or regarding the number of Escrow Shares that are necessary to be delivered to Acquiror, its sole duty being to deliver the number of Escrow Shares to the appropriate persons specified in the relevant certificate, memorandum or other authorized writing requesting such Escrow Shares.

               (d)   Certificate. If any Escrow Shares are transferred to
                     -----------
Acquiror pursuant to any provision of this Section 4, such Escrow Shares shall
                                           ---------
be taken from the Escrow Fund in accordance with each Shareholder's proportionate interest in the Escrow Shares, as determined pursuant to Section
                                                                       -------
3(a)(ii) of this Agreement. Before taking any action under any section of this
--------
Agreement requiring the Escrow Agent to distribute Escrow Shares to Acquiror (or to specifically retain a certain number of Escrow Shares in accordance with
Section 5), the Escrow Agent shall be entitled to receive a certificate from
----------
Acquiror setting forth the number of Escrow Shares to be taken from each Shareholder or retained in each Shareholder's name (with such number to be determined in accordance with each Shareholder's proportionate interest in the Escrow Shares), and the Escrow Agent shall be fully protected and shall incur no liability in relying on such certificate. The Escrow Agent shall refrain from distributing any Escrow Shares before receiving such a certificate from Acquiror.

               (e)   Resolution of Conflicts; Arbitration.
                     ------------------------------------

                     (i) If the Shareholder Representative shall deliver a Dispute Notice to the Acquiror and the Escrow Agent within the 20-day period after receipt of a Claim Notice, the Shareholder Representative and Acquiror shall attempt in good faith to agree upon the rights of the respective parties with respect to the dispute within 20 days after the Acquiror's receipt of the Dispute Notice (the "Negotiation Period"). If the Shareholder Representative and
                     ------------------
Acquiror should so agree during the Negotiation Period, a memorandum setting forth such agreement and the number of Escrow Shares to be delivered to Acquiror (a "Settlement
                                                            ----------
Memorandum") shall be prepared and signed by both parties and furnished to the
----------
Escrow Agent. The Escrow Agent shall be entitled to rely on any Settlement Memorandum and, if appropriate, distribute Escrow Shares, as applicable, from the Escrow Fund in accordance with the terms of such Settlement Memorandum.

               (ii) If no such agreement has been reached by the end of the Negotiation Period, either Acquiror or the Shareholder Representative may demand arbitration of the matter. In either such event, the matter shall be settled by arbitration conducted by three arbitrators, as follows. Within 15 days after the Shareholder Representative or Acquiror delivers a written demand for arbitration to the other party, Acquiror and the Shareholder Representative shall each select one arbitrator. The third arbitrator shall be selected as soon as practicable by agreement of the first two arbitrators or, failing such agreement, by the American Arbitration Association. The arbitration shall be conducted in the city of Seattle, in the state of Washington. The written decision of a majority of the three arbitrators as to the validity and, if at issue, the amount of any Claim for indemnifiable Losses set forth in such Claim Notice, and the number of Escrow Shares, if any, to be delivered to Acquiror (a "Final Judgment") shall be binding and conclusive upon the parties to this
 --------------
Agreement, and notwithstanding anything to the contrary in this Section 4(e),
                                                                ------------
the Escrow Agent shall be entitled to act in accordance with such decision and make or withhold payments out of the Escrow Fund or release Escrow Shares to the Shareholders in accordance with such decision. The arbitrators shall award reimbursement to the prevailing party in the arbitration of its reasonable expenses of the arbitration (including costs and reasonable attorneys' fees). If the prevailing party is an Acquiror Indemnified Party, the proportion of the aggregate expenses to be paid by each Shareholder shall be equal to such Shareholder's proportionate interest in the Escrow Shares. The award of the arbitrators shall be enforceable in any court of competent jurisdiction. Notwithstanding the foregoing, any party to this Agreement shall be entitled to seek injunctive relief or other equitable remedies from any court of competent jurisdiction.

     5.   Release of Escrow Fund. Subject to the provisions of this Section 5,
          ----------------------                                    ---------
the Escrow Fund shall remain in existence during the Escrow Period. Upon the expiration of the Escrow Period, the Escrow Fund shall terminate with respect to all Escrow Shares then remaining in the Escrow Fund and the Escrow Agent shall deliver all such Escrow Shares to the Shareholders; provided, however, that in the event that a Claim Notice is delivered to the Shareholder Representative and the Escrow Agent on or before the last day of the Escrow Period, the number of Escrow Shares specified by Acquiror in good faith in such Claim Notice to be transferred to Acquiror and cancelled in satisfaction of such Claim shall remain in the Escrow Fund (and the Escrow Fund shall remain in existence) until such Claim has been resolved in accordance with Section 4 of this Agreement; provided
                                           ---------
further, that Acquiror agrees to notify the Escrow Agent in writing of the expiration of the Escrow Period. As soon as any such Claim has been resolved, the Escrow Agent shall promptly deliver to the Shareholders such number of Escrow Shares as were held back in the Escrow Fund in connection with such previously unresolved Claim and are not currently required to satisfy such Claim. Upon the resolution of the last unresolved Claim submitted before the expiration of the Escrow Period, the Escrow Agent shall deliver to the Shareholders all Escrow Shares and other property then remaining in the Escrow Fund and not required to satisfy such Claims. Deliveries of Escrow Shares and other property to the Shareholders pursuant to this Section 5 shall be made in accordance with
                                     ---------
each Shareholder's proportionate interest in the Escrow Shares, which shall be set forth in a writing delivered to the Escrow Agent and Acquiror by the Shareholder Representative. The Escrow Agent shall refrain from distributing any Escrow Shares before receiving such writing and shall be fully protected and shall incur no liability in relying on such writing or in failing to take any action before receiving such writing.

     6.   Shareholder Representative.
          --------------------------

          (a) The Shareholder Representative shall not receive compensation for his services. Notices or communications to or from the Shareholder Representative shall constitute notice to or from each of the Shareholders. The Shareholder Representative shall be entitled to submit a claim and receive reimbursement from the Escrow Fund for all reasonable, documented out-of-pocket expenses incurred as a result of acting as the Shareholder Representative; provided, however, that such right to reimbursement shall be subordinate to Acquiror's Claims on the Escrow Fund, if any, and shall be paid only at the end of the Escrow Period, after such Claims have been satisfied. Any such reimbursement of expenses shall, in the sole discretion of a majority of the Shareholders (excluding the Shareholder Representative), be payable either in
(i) cash, (ii) Escrow Shares out of the Escrow Fund or (iii) a combination of cash and Escrow Shares. For purposes of such reimbursement of the Shareholder Representative, the Escrow Shares shall be valued at the Base Price. The Escrow Agent shall have no duty to the Shareholder Representative under this subsection
(a) until the Escrow Agent has received a written request from both Acquiror and the Shareholder Representative referencing this subsection (a), requesting such Escrow Shares to be delivered to the Shareholder Representative and setting forth the number of Escrow Shares to be delivered.

          (b) The Shareholder Representative shall not be liable for any act done or omitted under this Agreement as the Shareholder Representative while acting in good faith and in the absence of gross negligence or willful misconduct; provided, however, that any act done in or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith. In taking any action under this Agreement, the Shareholder Representative shall be entitled to rely on any notice, paper or other document reasonably believed by him to be genuine, or upon any evidence reasonably deemed by him, in his good-faith judgment, to be sufficient. The Shareholders on whose behalf Escrow Shares were deposited in the Escrow Fund shall severally indemnify and hold the Shareholder Representative harmless against any loss, liability or expense incurred by the Shareholder Representative without gross negligence or bad faith or willful misconduct on the part of the Shareholder Representative and arising out of or in connection with the acceptance or administration of the Shareholder Representative's duties under this Agreement, the obligations of the Shareholder Representative to the Escrow Agent and the reasonable fees and expenses of any legal counsel retained by the Shareholder Representative in connection with this Agreement.

          (c) A decision, act, consent or instruction of the Shareholder Representative shall constitute a decision of all Shareholders and shall be final, binding and conclusive upon each Shareholder and each Acquiror Indemnified Party, and all such persons may rely upon any such decision, act, consent or instruction of the Shareholder Representative as being the decision, act, consent or instruction of each and every Shareholder. The Acquiror Indemnified Parties and any other persons are hereby relieved from any liability to any person for any acts done by them in accordance with such decision, act, consent or instruction of the Shareholder Representative.

          (d) The Shareholder Representative may resign at any time. Upon such resignation, the Shareholder Representative shall appoint a new Shareholder Representative to replace such resigning Shareholder Representative with the same powers and duties as such resigning Shareholder Representative, provided that such newly appointed Shareholder Representative shall have been a Shareholder immediately before the Effective Time and shall be reasonably acceptable to Acquiror.

          (e) If the Shareholder Representative or any successor shall die or become unable to act as the Shareholder Representative, a replacement shall promptly be appointed by a writing signed by Shareholders who received a majority of the Merger Consideration, provided that such newly appointed Shareholder Representative shall have been a Shareholder immediately before the Effective Time and shall be reasonably acceptable to Acquiror.

          (f) Upon any replacement of the Shareholder Representative, Acquiror will promptly deliver to the Escrow Agent notice of such replacement, as well as a specimen signature of such new Shareholder Representative. Before receiving such notice and specimen signature, the Escrow Agent shall not be required to recognize any change in the Shareholder Representative.

     7.   Distributions; Voting.
          ---------------------

          (a) Any New Shares shall be added to the Escrow Fund and become a part of the Escrow Shares. When and if cash dividends on Escrow Shares in the Escrow Fund shall be declared and paid, they shall be distributed to the beneficial owners of such shares on the applicable distribution date. Such dividends will not become part of the Escrow Fund and will not be available to satisfy Losses. The beneficial owners of such shares shall pay any taxes on such dividends.

          (b) Each Shareholder shall possess voting rights with respect to that number of Escrow Shares issued to and deposited in the Escrow Fund on behalf of such Shareholder (and on any voting securities added to the Escrow Fund with respect to such shares), so long as such shares or other voting securities are held in the Escrow Fund. Acquiror shall promptly deliver to the Escrow Agent, and the Escrow Agent shall promptly deliver to each such Shareholder, copies of all proxy solicitation materials.

     8.   Duties of Escrow Agent.
          ----------------------

          (a) Acquiror and the Shareholder Representative acknowledge and agree that the Escrow Agent (i) shall be obligated only for the performance of such duties as are specifically set forth in this Agreement with respect to the Escrow Agent (and no implied obligations) and as set forth in any additional written escrow instructions as the Escrow Agent may receive after the date of this Agreement that are signed by an officer of Acquiror and the Shareholder Representative and in form and substance acceptable to the Escrow Agent; (ii) shall not be obligated to take any legal or other action under this Agreement that would, in its reasonable judgment, result in a material expense or liability unless the Escrow Agent shall have been furnished with indemnity acceptable to it; and (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it under this Agreement and reasonably believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof.

          (b) The Escrow Agent is hereby expressly authorized to comply with and obey any order, judgment or decree of any court of competent jurisdiction or a written decision of arbitrators. If the Escrow Agent shall obey or comply with any such order, judgment or decree or written decision of arbitrators, the Escrow Agent shall not be liable to any of the parties to this Agreement or to any other person by reason of such compliance, notwithstanding any such order, judgment, decree or written decision being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

          (c) The Escrow Agent may act upon any instrument or other writing believed by it to be genuine and to be signed or presented by the proper person(s) pursuant to the terms of this Agreement and shall not be liable in any respect on account of the identity, authority or rights of the person(s) executing or delivering or purporting to execute or deliver this Agreement or any documents or papers deposited or called for under this Agreement. The Escrow Agent may consult with counsel in connection with its duties under this Agreement and shall be fully protected for any action taken, suffered or omitted by it in connection with this Agreement in accordance with the advice of counsel.

          (d) The Escrow Agent shall not be liable for the expiration of any rights under any statute of limitations with respect to this Agreement or any documents deposited with the Escrow Agent.

          (e) Neither the Escrow Agent nor any of its directors, officers or employees shall be liable to anyone for any action taken, suffered or omitted to be taken by it or any of its directors, officers or employees under this Agreement except in the case of gross negligence, bad faith or willful misconduct (each as finally determined by a court of competent jurisdiction or as agreed to by the parties). Anything to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage. Any liability of the Escrow Agent under this Agreement shall be limited to the amount of fees paid to the Escrow Agent under this Agreement. Subject to Section 8(g) of this Agreement, Acquiror, on
                                 ------------
the one hand, and the Shareholders, on the other hand (collectively, the "Escrow
                                                                          ------
Indemnifying Parties") covenant and agree to jointly and severally indemnify the
--------------------
Escrow Agent and hold it harmless from and against any fee, loss, claim, cost, penalty, fine, settlement, damages, liability or expense (including reasonable attorney's fees and expenses) (an "Escrow Loss") incurred by the Escrow Agent
                                   -----------
arising out of or in connection with this Agreement, including, but not limited to, the execution and delivery of this Agreement or the Escrow Agent's performance of its obligations in accordance with the provisions of this Agreement or with the administration of its duties under this Agreement, unless such Escrow Loss shall arise out of or be caused by the Escrow Agent's gross negligence, bad faith or willful misconduct (each as finally determined by a court of competent jurisdiction or as agreed to by the parties); provided, however, that each individual Shareholder shall have several and not joint liability with respect to the aggregate liability of the Shareholders; provided further that the indemnity agreement contained in this Section 8(e) shall not apply to amounts
                                      ------------
paid in settlement of any Escrow Loss if such settlement is effected without the consent of Acquiror or the Shareholder Representative, as applicable, such consent not to be unreasonably withheld, conditioned or delayed.

          (f) The Escrow Indemnifying Parties agree to jointly and severally indemnify and hold the Escrow Agent harmless from and against any taxes, additions for late payment, interest, penalties and other expenses that may be assessed against the Escrow Agent on any payment or other activities under this Agreement unless any such tax, addition for late payment, interest, penalty or other expense shall arise out of or be caused by the gross negligence, bad faith or willful misconduct of the Escrow Agent (each as finally determined by a court of competent jurisdiction or as agreed to by the parties).

          (g) Each of the Escrow Indemnifying Parties shall contribute to the total collective share of the liability for indemnification of the Escrow Agent under Sections 8(e) and 8(f) of this Agreement (the "Escrow Indemnification
      -------------     ----                         ----------------------
Liability") in such proportion as is appropriate to reflect the relative fault
---------
of each individual Escrow Indemnifying Party, including up to all such Escrow Indemnification Liability in the case of any tax liability arising from failure to provide correct information with respect to any taxes pursuant to Section
                                                                     -------
8(f) of this Agreement. In all cases where there is no such basis for allocating
----
contribution for such Escrow Indemnification Liability or except as otherwise provided in Section 8(e) of this Agreement, one half of the total Escrow
            ------------
Indemnification Liability shall be allocated pro rata among each of the Shareholders according to their proportionate interest in the Escrow Shares, and one half of the total Escrow Indemnification Liability shall be paid by Acquiror. Notwithstanding the foregoing, the Escrow Agent shall be entitled to seek joint and several indemnification from Acquiror, on the one hand, and the Shareholders, on the other hand, without regard to the provisions of this paragraph; provided, however, that each individual Shareholder shall have several and not joint liability with respect to the aggregate liability of the Shareholders.

          (h) The Escrow Agent may resign at any time with at least 30 days' prior written notice to Acquiror and the Shareholder Representative; provided, however, that no such resignation shall become effective until the appointment of a successor escrow agent, which shall be accomplished as follows. Acquiror and the Shareholder Representative shall use their commercially reasonable best efforts to mutually agree upon a successor agent within 30 days after receiving such notice. If the parties fail to agree upon a successor escrow agent within such time, Acquiror, with the consent of the Shareholder Representative (which consent shall not be unreasonably withheld), shall have the right to appoint a successor escrow agent. The successor escrow agent selected in the preceding manner shall execute and deliver an instrument accepting such appointment and it shall thereupon be deemed Escrow Agent under this Agreement and it shall without further acts be vested with all the estates, properties, rights, powers and duties of the predecessor Escrow Agent as if originally named as Escrow Agent. If no successor escrow agent is named, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent. Thereafter, the predecessor Escrow Agent shall be discharged from any further duties and liabilities under this Agreement. The provisions of
Sections 8(e) and 8(f) and Section 9 of this Agreement shall survive the
-------------     ----     ---------
resignation or removal of the Escrow Agent or the termination of this Agreement.

           (i) The Escrow Agent shall be under no duty to institute or defend any proceeding unless the subject of such proceeding is part of its duties under this Agreement. In the event of any dispute between the parties to this Agreement, or between any of them and any other person, resulting in adverse claims or demands being made upon any of the Escrow Shares, or in the event that the Escrow Agent, in good faith, is in doubt as to what action it should take under this Agreement, the Escrow Agent may, at its option, file a suit as interpleader in a court of appropriate jurisdiction, refuse to comply with any claims or demands on it, or refuse to take any other action under this Agreement, so long as such dispute shall continue or such doubt shall exist. The Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties have been fully and finally adjudicated by a court of appropriate jurisdiction or (ii) all differences and doubt shall have been resolved by agreement among all of the interested persons and the Escrow Agent shall have been notified of such adjudication or agreement in a writing signed by all such persons.

           (j) In the event the Escrow Agent believes any ambiguity or uncertainty exists in any notice, instruction, direction, request or other communication, paper or document received by the Escrow Agent pursuant to this Agreement, the Escrow Agent shall promptly notify Acquiror and the Shareholder Representative of the details of such alleged ambiguity or uncertainty, and may, in its sole discretion, refrain from taking any action, and the Escrow Agent shall be fully protected and shall incur no liability to any person for refraining from taking such action, absent gross negligence, bad faith or willful misconduct unless and until (i) the rights of all parties have been fully and finally adjudicated by a court of appropriate jurisdiction or (ii) the Escrow Agent receives written instructions with respect to such matter signed by Acquiror and the Shareholder Representative that eliminates such ambiguity or uncertainty to the satisfaction of the Escrow Agent.

           (k)   The rights of the Escrow Agent under this Section 8 are
                                                           ---------
cumulative of all other rights which it may have by law or otherwise.

     9.   Fees, Expenses and Taxes. Acquiror agrees to pay or reimburse the
          ------------------------
Escrow Agent for its normal services under this Agreement in accordance with the fee schedule attached to this Agreement as Exhibit B. The Escrow Agent shall be
                                           ---------
entitled to reimbursement upon 30 days' written notice for all expenses and disbursements (including the payment of any legal fees and expenses) incurred in connection with this Agreement. Taxes incurred with respect to the earnings of the Escrow Fund and payments made under this Agreement shall be paid by the party to whom such earnings are distributed (or to be distributed) or to whom such payment is made, and the Escrow Agent shall have no duties or liabilities with respect thereto.

     10.  Miscellaneous.
          --------------

          (a)   Amendments and Waivers. Any term of this Agreement may be
                ----------------------
amended or waived with the written consent of Acquiror, the Escrow Agent and the Shareholder Representative, or their respective permitted successors and assigns. Any amendment or waiver effected in accordance with this Section 10(a)
                                                                  ------------
shall be binding upon the parties hereto and their respective successors and assigns.

          (b)   Notices. Any notice, request or demand desired or required to be
                -------
given hereunder shall be in writing given by personal delivery, confirmed facsimile transmission or overnight courier service, in each case addressed as set forth below or to such other address as any party shall have previously designated by such a notice. The effective date of any notice, request or demand shall be the date of personal delivery, the date on which successful facsimile transmission is confirmed or the date actually delivered by a reputable overnight courier service, as the case may be, in each case properly addressed as provided herein and with all charges prepaid.

                IF TO WATCHGUARD OR MERGER SUB:

                WatchGuard Technologies, Inc.
                505 Fifth Avenue, Suite 500
                Seattle, Washington 98104
                Fax:   (206) 521-3075
                Attention:  General Counsel

                       with a copy to:

                       Orrick, Herrington & Sutcliffe LLP
                       719 Second Avenue, Suite 900
                       Seattle, Washington  98104
                       Attention:  Stephen M. Graham
                                   Alan C. Smith
                       Fax:  (206) 839-4301

                IF TO THE COMPANY:

                RapidStream, Inc.
                1841 Zanker Road
                San Jose, California  95112
                Fax:  (408) 519-4939
                Attention:  Vincent Liu

                IF TO THE SHAREHOLDER REPRESENTATIVE:

                Wai San Loke
                950 Tower Lane
                18th Floor
                Foster City, California  94404
                Fax:  (650) 378-4710

                In the case of either the Company or the Shareholder Representative, with a copy to:

                       Wilson Sonsini Goodrich & Rosati
                       Professional Corporation
                       650 Page Mill Road
                       Palo Alto, California  94304-1050
                       Fax:  (650) 493-6811
                       Attention:  Carmen Chang

                       and

                       Wilson Sonsini Goodrich & Rosati
                       Professional Corporation
                       Spear Tower, Suite 3300, One Market
                       San Francisco, California  94105
                       Fax:  (415) 947-2099
                       Attention:  Steve L. Camahort

                If to the Escrow Agent:

                Mellon Investor Services LLC
                520 Pike Street, Suite 1220
                Seattle, Washington  98101
                Attention:  Relationship Manager
                Fax:  (206) 674-3059
                       with a copy to:

                       Mellon Investor Services LLC
                       85 Challenger Road
                       Ridgefield Park, New Jersey  07660
                       Attention:  General Counsel
                       Fax:  (201) 296-4004

           (c)   Severability. If any term or other provision of this Agreement
                 ------------
is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

           (d)   Entire Agreement. This Agreement, the Merger Agreement and the
                 ----------------
other Operative Documents constitute the entire agreement among the parties pertaining to the subject matter hereof and supercede all prior agreements and understandings (written or oral) of the parties with respect to the subject matter hereof and thereof; provided, however, that with respect to the Escrow Agent, this Agreement only constitutes the entire agreement among the parties pertaining to the subject matter hereof and supercedes all prior agreements and understandings (written or oral) of the parties with respect to the subject matter hereof.

           (e)   Specific Performance. Each of the parties hereto acknowledges
                 --------------------
and agrees that the other parties hereto would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agrees that the other parties hereto shall be entitled to an injunction to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any competent court having jurisdiction over the parties, in addition to any other remedy to which they may be entitled at Law or in equity.

           (f)   Parties in Interest. This Agreement shall be binding upon and
                 -------------------
inure solely to the benefit of the parties hereto and their respective successors, heirs, legal Representatives and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

           (g)   Governing Law. This Agreement shall be governed by, and
                 -------------
construed in accordance with, the Laws of the state of Delaware applicable to contracts executed in and to be performed in that state; provided, however, that all provisions regarding the rights, duties and obligations of the Escrow Agent shall be governed by, and construed in accordance with, the

Laws of the state of New York applicable to contracts executed in and to be performed in that state.

           (h)   Headings. The descriptive headings contained in this Agreement
                 --------
are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

           (i)   Counterparts. This Agreement may be executed and delivered
                 ------------
(including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

           (j)   Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY
                 --------------------
IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SUCH PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

           (k)   Advice of Legal Counsel. Each party to this Agreement was
                 ------------------------
represented by his or its own counsel in connection with this Agreement and had the opportunity to discuss with such counsel the terms of this Agreement. This Agreement has been drafted with the joint participation of each of the parties and shall be construed to be neither against nor in favor of any party.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                 WATCHGUARD TECHNOLOGIES, INC.


                                 By:  /s/ Steven N. Moore
                                     -------------------------------------------
                                 Name:    Steven N. Moore
                                          --------------------------------------
                                 Its:  Executive Vice President and Secretary
                                       -----------------------------------------


                                 RAPIDSTREAM, INC.


                                 By:  /s/ Vincent L. Liu
                                      ------------------------------------------
                                 Name:    Vincent L. Liu
                                          --------------------------------------
                                 Its:  CEO
                                       -----------------------------------------


                                 SHAREHOLDER REPRESENTATIVE


                                 /s/ Wai San Loke
                                 -----------------------------------------------
                                 Wai San Loke


                                 MELLON INVESTOR SERVICES LLC,
                                 as Escrow Agent


                                 By:  /s/ David M. Dugas
                                      ------------------------------------------
                                 Name:    David M. Dugas
                                          --------------------------------------
                                 Its:  Relationship Administrator
                                       -----------------------------------------


                       Signature Page to Escrow Agreement

                                                                       EXHIBIT A

-----------------------------------------------------------------------------------------
                                                                           No. of
                                                                      Indemnification
                               Name of Shareholder                     Escrow Shares
                               -------------------                     -------------

-----------------------------------------------------------------------------------------
     Acorn Venture Partners, LLC                                           45,330
-----------------------------------------------------------------------------------------
     ACWIN Investment Corp. Ltd                                            12,606
-----------------------------------------------------------------------------------------
     Alan Nguyen                                                              594
-----------------------------------------------------------------------------------------
     Albert Her                                                               224
-----------------------------------------------------------------------------------------
     Alexander Zininberg                                                      849
-----------------------------------------------------------------------------------------
     Alliance Venture Capital Corp.                                         7,553
-----------------------------------------------------------------------------------------
     Alpha Venture Capital Fund, Inc.                                      14,746
-----------------------------------------------------------------------------------------
     Baring Asia II Holdings (8) Limited                                  378,166
-----------------------------------------------------------------------------------------
     Bestway Creation Co., Ltd.                                             7,563
-----------------------------------------------------------------------------------------
     Bin Yan                                                                  272
-----------------------------------------------------------------------------------------
     Bruce Byrd                                                            11,260
-----------------------------------------------------------------------------------------
     C. Thomas Gilpin                                                       1,344
-----------------------------------------------------------------------------------------
     Cabletron Systems, Inc.                                               25,211
-----------------------------------------------------------------------------------------
     Carmen Chang                                                             415
-----------------------------------------------------------------------------------------
     Chao-Feng Venture Capital Corporation                                 16,869
-----------------------------------------------------------------------------------------
     Cheng-Lin Lin                                                             93
-----------------------------------------------------------------------------------------
     Chen-Hwa Chang                                                         1,049
-----------------------------------------------------------------------------------------
     Chi-chang Lai                                                          1,019
-----------------------------------------------------------------------------------------
     Chieh and Lily Chang Living Trust                                      2,518
-----------------------------------------------------------------------------------------
     Chien-Chun Chang                                                       3,782
-----------------------------------------------------------------------------------------
     Chih-wei Chao                                                          2,856
-----------------------------------------------------------------------------------------
     Chin-Jui (George) Ho                                                     297
-----------------------------------------------------------------------------------------
     Chiung Ting Tsai                                                       2,518
-----------------------------------------------------------------------------------------
     Christopher Dinh                                                         669
-----------------------------------------------------------------------------------------
     Chung-wen Soung                                                        2,208
-----------------------------------------------------------------------------------------
     CMI International Holdings Ltd.                                        7,553
-----------------------------------------------------------------------------------------
     Cuong Nguyen                                                             614
-----------------------------------------------------------------------------------------
     David Kao                                                                340
-----------------------------------------------------------------------------------------
     David C. Drummond                                                        101
-----------------------------------------------------------------------------------------
     Derek Chang                                                              272
-----------------------------------------------------------------------------------------
     De-Shan Wang                                                             186
-----------------------------------------------------------------------------------------
     Don D. Henry                                                           2,123
-----------------------------------------------------------------------------------------
     Douglas W. Tsui                                                        2,560
-----------------------------------------------------------------------------------------
     Emery Y. Hsia                                                          2,510
-----------------------------------------------------------------------------------------
     Eric Wright                                                              252
-----------------------------------------------------------------------------------------
     Forefront Venture Partners, L.P.                                       4,616
-----------------------------------------------------------------------------------------
     Fortune Technology Investment Corp.                                   12,589
-----------------------------------------------------------------------------------------
     Fu-Kuang Frank Chao                                                    1,953
-----------------------------------------------------------------------------------------

                          Exhibit A to Escrow Agreement

        ------------------------------------------------------------------------
                                                                     No. of
                                                                 Indemnification
                          Name of Shareholder                     Escrow Shares
                          -------------------                     -------------
        ------------------------------------------------------------------------
             Fu-Sheng Chu                                             2,579
        ------------------------------------------------------------------------
             Gary Liu                                                 1,359
        ------------------------------------------------------------------------
             Global Business Investment (B.V.I.) Corporation         26,549
        ------------------------------------------------------------------------
             Grand Pacific Investment & Development Co., Ltd.        16,011
        ------------------------------------------------------------------------
             Guam-Minh (Peter) Luong                                    299
        ------------------------------------------------------------------------
             Guarantee& Trust Co. Ttee Fbo:                             198
        ------------------------------------------------------------------------
             Harold W. Kroeger                                        2,972
        ------------------------------------------------------------------------
             Harrison International Group Limited                    11,190
        ------------------------------------------------------------------------
             Harry B. Bremond's Separate Property Trust                  63
        ------------------------------------------------------------------------
             Hsinlun Jair                                               255
        ------------------------------------------------------------------------
             Hsiu-Chin Liao                                             232
        ------------------------------------------------------------------------
             Hua-Cheng Venture Capital Corporation                   16,617
        ------------------------------------------------------------------------
             Hua-Chih Venture Capital Corp.                          20,169
        ------------------------------------------------------------------------
             Hua-Jing Venture Capital Corporation                    16,869
        ------------------------------------------------------------------------
             Huei-Gin Chen                                            1,394
        ------------------------------------------------------------------------
             Hung-Chih Chen                                           2,789
        ------------------------------------------------------------------------
             Hung-Kuang Hu                                            1,121
        ------------------------------------------------------------------------
             I-Chen Cheng                                               232
        ------------------------------------------------------------------------
             Info Venture Capital Corp.                              10,084
        ------------------------------------------------------------------------
             InveStar Burgeon Venture Capital, Inc.                  19,992
        ------------------------------------------------------------------------
             InveStar Dayspring Venture Capital, Inc.                 4,616
        ------------------------------------------------------------------------
             InveStar Excelsus Venture Capital (Int'l) Inc., LDC     11,280
        ------------------------------------------------------------------------
             InveStar Semiconductor Development Fund, Inc.           26,437
        ------------------------------------------------------------------------
             InveStar Semiconductor Development Fund, Inc.           26,656
        ------------------------------------------------------------------------
             Jeff Jyn-min Liaw                                          170
        ------------------------------------------------------------------------
             Jenlih Hsieh                                               276
        ------------------------------------------------------------------------
             Jenming Chai                                             1,529
        ------------------------------------------------------------------------
             Jiahua Wang                                              1,359
        ------------------------------------------------------------------------
             Jo-Yu Wu                                                 1,019
        ------------------------------------------------------------------------
             Jui-Chih Wang                                              558
        ------------------------------------------------------------------------
             Julie Huang                                                186
        ------------------------------------------------------------------------
             Jung-Ji Yu                                              33,631
        ------------------------------------------------------------------------
             Kaijun Gu                                                  368
        ------------------------------------------------------------------------
             Kane Investment Group Corp.                              2,411
        ------------------------------------------------------------------------
             Kenneth R. Lee                                             542
        ------------------------------------------------------------------------
             Kimberly Foster                                             68
        ------------------------------------------------------------------------
             Koppel, Ltd.                                            25,178
        ------------------------------------------------------------------------
             Kwen-Ruey Lu                                             9,880
        ------------------------------------------------------------------------
             Lan Ngoc Dinh                                              170
        ------------------------------------------------------------------------
             Leemay Yen                                               4,246
        ------------------------------------------------------------------------
             Li-Herng Yao                                             2,293
        ------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                          No. of
                                                                      Indemnification
                            Name of Shareholder                        Escrow Shares
                            -------------------                        -------------

---------------------------------------------------------------------------------------
     Linda Li                                                                 537
---------------------------------------------------------------------------------------
     Longban Lin                                                              763
---------------------------------------------------------------------------------------
     Man Shek Lee                                                           2,518
---------------------------------------------------------------------------------------
     Mayson Management Limited British Virgin Islands                       2,098
---------------------------------------------------------------------------------------
     Michael Okada                                                             88
---------------------------------------------------------------------------------------
     Mindy Hong                                                               212
---------------------------------------------------------------------------------------
     Ming Liu                                                               1,699
---------------------------------------------------------------------------------------
     Ming Yun Trading Co., Ltd.                                             2,518
---------------------------------------------------------------------------------------
     Ming-Jeng Lee                                                            453
---------------------------------------------------------------------------------------
     Ming-Jye Sheu                                                          2,038
---------------------------------------------------------------------------------------
     Paragon Venture Capital Corp.                                          5,844
---------------------------------------------------------------------------------------
     Peggy W. Forbes' Separate Property Trust                                  63
---------------------------------------------------------------------------------------
     Pullan Lu                                                              1,529
---------------------------------------------------------------------------------------
     Rich Capital, Group Inc.                                              16,387
---------------------------------------------------------------------------------------
     Robert Yuan Hu                                                           605
---------------------------------------------------------------------------------------
     Ron Hawkins                                                              849
---------------------------------------------------------------------------------------
     Shan-Chih Wen                                                            510
---------------------------------------------------------------------------------------
     Shih-Hsin Chen                                                         2,518
---------------------------------------------------------------------------------------
     Shu Chin Lin                                                             255
---------------------------------------------------------------------------------------
     Si-Iu Lau                                                                849
---------------------------------------------------------------------------------------
     Slin L. Lee                                                              542
---------------------------------------------------------------------------------------
     Soo Boon Quek                                                          2,518
---------------------------------------------------------------------------------------
     Startech Goldengate Corp.                                              6,303
---------------------------------------------------------------------------------------
     Taiwan Asia Pacific Venture Capital Ltd.                              18,433
---------------------------------------------------------------------------------------
     Tech Alliance Corp.                                                   55,299
---------------------------------------------------------------------------------------
     Technology Associates Corp.                                           55,299
---------------------------------------------------------------------------------------
     Ted Lee                                                                1,308
---------------------------------------------------------------------------------------
     Te-kan Yin                                                               276
---------------------------------------------------------------------------------------
     Thaddeus Austin                                                           23
---------------------------------------------------------------------------------------
     ToanTri Nguyen                                                            92
---------------------------------------------------------------------------------------
     Tricia Y. Chu                                                          6,275
---------------------------------------------------------------------------------------
     Vincent Liu                                                           55,033
---------------------------------------------------------------------------------------
     Vincent Liu and Yi-Mei Chen Living Trust                              13,666
---------------------------------------------------------------------------------------
     Wei-Cheng Kuo                                                          2,543
---------------------------------------------------------------------------------------
     Wen-Chi Yeh                                                            2,510
---------------------------------------------------------------------------------------
     Wen-Huang Chang                                                        4,183
---------------------------------------------------------------------------------------
     Wen-Hui Chu                                                              790
---------------------------------------------------------------------------------------
     WS Investment Company 98A                                                340
---------------------------------------------------------------------------------------
     WS Investment Company 99A                                                567
---------------------------------------------------------------------------------------
     Wu-Fu Chen                                                             2,038
---------------------------------------------------------------------------------------
     Yao-Nan Yu                                                             1,007
---------------------------------------------------------------------------------------

                                                                                       No. of
                                                                                  Indemnification
                                 Name of Shareholder                               Escrow Shares
                                 -------------------                               -------------
        ----------------------------------------------------------------------------------------------
             YeeJang James Lin                                                          33,801
        ----------------------------------------------------------------------------------------------
             Yeou-Ying Shyy                                                              2,324
        ----------------------------------------------------------------------------------------------
             Yih-Min Lin                                                                 1,511
        ----------------------------------------------------------------------------------------------
             Yu Liang                                                                      406
        ----------------------------------------------------------------------------------------------
             Yu-Chuan Chang Chen                                                         4,648
        ----------------------------------------------------------------------------------------------
             Yu-Heng Lee                                                                 4,315
        ----------------------------------------------------------------------------------------------
             Zinna-Alonso Trust                                                            118
        ----------------------------------------------------------------------------------------------
             Tao Shinn Chen                                                                255
        ----------------------------------------------------------------------------------------------
             Silicon Valley Bancshares                                                     919
        ----------------------------------------------------------------------------------------------